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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ML Life Insurance Company of New York (the "Company") on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph E. Justice, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Joseph E. Justice
                                              ----------------------------------
                                              Joseph E. Justice
                                              Senior Vice President and
                                              Chief Financial Officer

Dated: November 7, 2006

A signed original of this written statement required by Section 906 has been provided to ML Life Insurance Company of New York and will be retained by ML Life Insurance Company of New York and furnished to the Securities and Exchange Commission or its staff upon request.